SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2026

FreeCast, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-43122	45-2787251
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 TPC Drive, Suite 100, Orlando, Florida	32822
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 374-1607

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	CAST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 3, 2026, FreeCast, Inc., a Florida corporation filed a Current Report on Form 8-K (the “Original Form 8-K ”) to report the entry into a material agreement and creation of a direct financial obligation.

              This Amendment No. 1 on Form 8-K/A (this “ Amendment ”) amends and restates the Original Form 8-K in its entirety, and is being filed for the sole purpose of correcting the disclosure in Item 2.03 regarding the aggregate outstanding principal balance of all loans under a revolving convertible promissory note with Nextelligence, Inc. on April 3, 2026. An additional drawdown of $225,000 on April 1, 2026 was not included in the Original Form 8-K. After taking into account the additional drawdown, as of April 3, 2026, the aggregate outstanding principal balance of all loans under the revolving convertible promissory note was $5,114,052. Other than the correction to the disclosure regarding the additional drawdown on April 1, 2026, and the aggregate outstanding principal balance under the referenced note as of April 3 and April 7, 2026, this Amendment is identical to the Original Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

On March 30, 2026, FreeCast, Inc., a Florida corporation (the “Company,” “we” or “our”) entered into an Amendment to Equity Purchase Agreement (the “Amendment”) with Amiens Technology Investments, LLC (the “Investor”). The Amendment amends an Equity Purchase Agreement (the “EPA”) we entered into with the Investor on December 8, 2025, pursuant to which the Investor has committed to purchase shares of our Class A common stock, par value $0.0001 per share. Upon the terms and subject to the satisfaction of the conditions set forth in the EPA, we have the right, but not the obligation, to sell to the Investor, and the Investor is obligated to purchase, up to $50 million in shares of our Class A common stock. Advances under the agreement are conditioned on our compliance with certain customary conditions.

Pursuant to the terms of the EPA, the purchase price of the shares of Class A common stock issued under the EPA is based on 95% of the VWAP (volume-weighted average price) over a certain number of trading days following an advance request (the “Pricing Period”). Under the terms of the Amendment, the Pricing Period was extended from five trading days to ten trading days following an advance request.

The Amendment also extended the time period within which we have to file with the Securities and Exchange Commission a registration statement for the resale by the Investor of the shares of Class A common stock issued to Investor in accordance with the EPA. Under the terms of the Amendment, the time period within which we are required to file the initial registration statement was extended from 15 to 30 days following the trading day immediately following March 10, 2026, the day our shares of Class A common stock began trading on Nasdaq.

Due to the change in the definition of Pricing Period described above, Section 11.04 of the EPA was amended and restated by the Amendment so that the formula for determining the number of Commitment Shares (as defined in the EPA) issued to the Investor on certain dates continues to be based on lower of $10 and the lowest daily VWAP of Class A shares during a five trading day period.

The full text of the Amendment is attached as Exhibit 10.1 hereto and is incorporated by reference herein. You are urged to read said exhibit attached hereto in its entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In a Registration Statement on Form S-1, Amendment 9 filed on December 9, 2025, we disclosed that on November 21, 2025, the Company entered into a revolving convertible promissory note with Nextelligence, Inc. (“Nextelligence”) in the principal amount of not more than $5 million (the “Note”). Nextelligence is controlled by William A. Mobley, Jr., our Chief Executive Officer, Chairman of our board of directors and holder of the majority voting power of the Company.

The aggregate outstanding principal balance of all loans under the Note as of the date we entered into the Note was $1,315,552. We borrowed an additional $200,000 under the Note on March 30, 2026, and an additional $225,000 under the Note on April 1, 2026. As of April 7, 2026, the aggregate outstanding principal balance of all loans under the Note is $5,114,052.

In lieu of repayment, at Nextelligence’s option, all or part of the outstanding principal and accrued interest (“Debt”) is convertible into shares of our Class A common stock (“Shares”) at a conversion price of $8.00 per Share.

All loans made under the Note accrue interest at a fixed rate per annum equal to 12.0%. The outstanding principal and accrued and unpaid interest under the Note are due and payable no later than June 30, 2026. We have the right to prepay the Note, in whole or in part, at any time; provided, however, we must provide Nextelligence five days prior written notice of our intention to make such prepayment.

If we: (i) fail to comply with any provision under the Note, including, but not limited to, failing to immediately pay all amounts due to Nextelligence when due in accordance with the Note; or (ii) become subject to certain bankruptcy or insolvency events, at the option of Nextelligence, the unpaid principal amount of the Note, accrued interest thereon, any fees or any other sums payable thereunder will thereafter until paid in full bear interest at a rate per annum equal to 18.0%.

In case of a stock split, a stock combination, or a reverse stock split of the Shares, the number of Shares into which any Debt may be converted and the conversion price shall be proportionately adjusted.

The full text of the Note is attached as Exhibit 4.1 hereto and is incorporated by reference herein. You are urged to read said exhibit attached hereto in its entirety.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Revolving Convertible Promissory Note made by FreeCast, Inc. in favor of Nextelligence, Inc., dated November 21, 2025 made by FreeCast, Inc. (incorporated by reference to Exhibit 4.15 to FreeCast, Inc. Registration Statement on Form S-1, Amendment 9 filed on December 9, 2025)
10.1	Amendment to Equity Purchase Agreement between FreeCast, Inc. and Amiens Technology Investments, LLC, dated March 30, 2026 (incorporated by reference to Exhibit 10.1 to FreeCast, Inc. Current Report on Form 8-K filed on April 3, 2026)
10.2	Equity Purchase Agreement between FreeCast, Inc. and Amiens Technology Investments, LLC, dated December 8, 2025 (incorporated by reference to Exhibit 10.30 to FreeCast, Inc. Registration Statement on Form S-1, Amendment 9 filed on December 9, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2026	FreeCast, Inc.

	By:	/s/ William A. Mobley, Jr.
William A. Mobley, Jr.
Chief Executive Officer

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